ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

March 31, 2022

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds

Commodity Trading Advisors - Managed Futures
Bayforest Innovation Fund Limited	5/14/2021	$8,300,000	$8,511,929	2.87%
Squarepoint Core US Feeder LP	7/1/2020	18,500,000	20,654,200	6.98

Total Commodity Trading Advisors - Managed Futures		26,800,000	29,166,129	9.85

Distressed
Cerberus Partners, L.P.	11/1/2009	1,621,911	10,111,438	3.42
Cerberus SPV, LLC	11/1/2009	1,001,643	8,316,036	2.81
VR Global Onshore Fund LP	2/1/2021	16,580,000	16,191,616	5.47

Total Distressed		19,203,554	34,619,090	11.70

Equity Long/Short - High Hedge
Holocene Advisors Fund LP	4/1/2017	15,340,000	24,908,191	8.41
Magnetar Equity Opportunities Fund LLC	2/1/2011	590,002	6,350,754	2.15
Point72 Capital, L.P.	12/1/2018	18,482,493	24,170,026	8.17

Total Equity Long/Short - High Hedge		34,412,495	55,428,971	18.73

Equity Long/Short - Opportunistic
Axon Partners, LP	10/1/2007	4,384,155	1,662,181	0.56
Wolf Hill Partners, LP	2/1/2022	10,575,000	10,617,315	3.59

Total Equity Long/Short - Opportunistic		14,959,155	12,279,496	4.15

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2022

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Event Driven Credit
Olympus Peak Onshore LP	8/1/2020	$11,235,456	$11,702,632	3.95%

Total Event Driven Equity		11,235,456	11,702,632	3.95

Macro
AKAZ Onshore Fund LP	1/1/2019	8,491,512	9,787,382	3.31
Broad Reach (US) Fund LP	2/1/2020	9,981,613	13,399,695	4.53
D.E. Shaw Oculus Fund, LLC	11/1/2006	5,463,209	20,396,685	6.89
Element Capital US Feeder Fund LLC	7/1/2018	18,758,919	19,989,804	6.75
One River Long Volatility SP	5/1/2020	5,425,000	4,856,422	1.64
Rokos Global Macro Fund LP	12/1/2015	9,746,250	13,293,357	4.49

Total Macro		57,866,503	81,723,345	27.61

Mortgage Arbitrage
Tilden Park Investment Fund LP	3/1/2012	2,317,521	5,463,792	1.85

Total Mortgage Arbitrage		2,317,521	5,463,792	1.85

Multi-Strategy
Magnetar Capital Fund LP	1/1/2008	64,635	110,199	0.04
QVT SLV Onshore Ltd.	3/1/2012	177,871	339,234	0.11

Total Multi-Strategy		242,506	449,433	0.15

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2022

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Other Directional
BCIM Credit Opportunities, LP	10/1/2014	$1,187,005	$3,366,710	1.14%
Burford Alternative Income Fund LP	12/19/2018	5,583,572	7,677,697	2.59

Total Other Directional		6,770,577	11,044,407	3.73

Private Placements
QVT Roiv Hldgs Onshore Ltd.	1/1/2016	777,688	2,775,724	0.94

Total Private Placements		777,688	2,775,724	0.94

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	10,407,417	29,268,478	9.89
Ergoteles Partners L.P.	12/1/2021	18,625,000	17,868,209	6.03
Squarepoint Focus US Feeder LP	9/1/2019	12,190,000	16,152,470	5.46
Two Sigma Spectrum U.S. Fund LP	5/1/2011	7,990,287	17,519,083	5.92
Voloridge Fund, LP	11/1/2020	14,875,000	15,743,766	5.32

Total Statistical Arbitrage		64,087,704	96,552,006	32.62

		238,673,159	341,205,025	115.28

Total Investments in Investment Funds		$238,673,159	341,205,025	115.28

Liabilities in excess of Other Assets			(45,220,082)	(15.28)

Total Net Assets			$295,984,943	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2022

Strategy Allocation	Percent of Net Assets
Statistical Arbitrage	32.62%
Macro	27.61
Equity Long/Short - High Hedge	18.73
Distressed	11.70
Commodity Trading Advisors - Managed Futures	9.85
Equity Long/Short - Opportunistic	4.15
Event Driven Equity	3.95
Other Directional	3.73
Mortgage Arbitrage	1.85
Private Placements	0.94
Multi-Strategy	0.15

Total Investments in Investment Funds	115.28%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of Alternative Investment Partners Absolute Return Fund (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Hedge Fund Solutions Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2022 to March 31, 2022, the Fund did not have any transfers between Levels 1, 2, or 3.

As of March 31, 2022, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.